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                                 JP REALTY, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                January 22, 1997

SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

      JP Realty, Inc., a Maryland corporation (the "Company") qualified for federal income tax purposes as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), proposes to issue and sell certain securities of the Company identified in Schedule I hereto (the "Firm Securities") to you (the "Underwriter"). The Company also proposes to sell to the Underwriter, upon the terms and conditions set forth in Section 2 hereof, certain additional securities identified in
Schedule I hereto (the "Additional Securities") to cover over-allotments, if any. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "Securities."

      1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement (the file number of which is set forth in
Schedule I hereto) on Form S-3 under the Act (the "registration statement"), including a prospectus relating to the Securities. Such registration statement, as so amended, has been declared by the Commission to be effective under the Act. Such registration statement relates to the offering of securities to be made by the Company pursuant to Rule 415 under the Act, which offering complies with the requirements specified in Rule 415(a)(1)(x) and the other requirements of such Rule. The Company will next file with the Commission pursuant
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to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus included in such registration statement, as so amended, describing the Securities and the offering thereof, in such form as has been provided to, or discussed with, and approved by the Underwriters. The term "Registration Statement" as used in this Agreement means the registration statement, as amended at the time it becomes effective including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein. The term "Basic Prospectus" as used in this Agreement means the prospectus included in the Registration Statement. The term "Prospectus Supplement" as used in this Agreement means any prospectus supplement specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act (including the information, if any, deemed to be part thereof pursuant to Rule 430A(b) or Rule 434 under the Act). The term "Prospectus" as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. If the Company elects to rely on Rule 434 under the Act, all references to the Prospectus shall be deemed to include, without limitation, the form of the Prospectus and the term sheet taken together, provided to the Underwriter by the Company in reliance on Rule 434 under the Act. Any reference in this Agreement to the registration statement, the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, the


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Basic Prospectus, the Prospectus Supplement, the Prospectus, or any amendment or supplement thereto.

            The term "subsidiaries" when used with respect to the Company shall mean Price Development Company, Limited Partnership, a Maryland limited partnership (the "Operating Partnership"), Price Financing Partnership, L.P., a Delaware limited partnership (the "Financing Partnership"), the partnerships in which the Operating Partnership owns legal or beneficial general or limited partnership interests (the "Surviving Partnerships"), Price GP Corp., a Delaware corporation, Price Capital Corp., a Delaware corporation, BTS Properties, L.C., a Utah limited liability company and any partnership in which the Company, directly or indirectly, owns a limited or general partner interest. The Surviving Partnerships, the Operating Partnership and the Financing Partnership are collectively referred to as the "Partnerships."

      2. Agreements to Sell and Purchase. The Company hereby agrees, subject to the terms and conditions set forth herein, to issue and sell to the Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to the terms and conditions set forth herein, the Underwriter agrees to purchase from the Company, at a purchase price as set forth in Schedule I hereto (the "purchase price"), the number of Firm Securities set forth in Schedule I hereto.

      The Company also agrees, subject to the terms and conditions set forth herein, to sell to the Underwriter, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to the terms and conditions set forth herein, the Underwriter shall have the right to purchase from the Company, at the purchase price, pursuant to an option (the "over-allotment option") which may be exercised at any time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus Supplement (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), the Additional Securities from the Company as set forth in Schedule I hereto. Additional Securities may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Securities.

      3. Terms of Public Offering. The Company has been advised by you that you propose to offer the Securities, from time to time as set forth in Schedule I hereto.


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      4. Delivery of the Securities and Payment Therefor. Delivery to the
Underwriter of and payment for the Firm Securities shall be made at the office of Smith Barney Inc., 333 West 34th Street, New York, New York 10001, at 10:00 A.M., New York City time, on the date set forth in Schedule I hereto (the "Closing Date"). The place of closing for the Firm Securities and the Closing Date may be varied by agreement between you and the Company.

      Delivery to the Underwriter of and payment for any Additional Securities to be purchased by the Underwriter shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be later than three full business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you to the Company of your determination to purchase a number, specified in such notice, of Additional Securities. The place of closing for the purchase of Additional Securities and the Option Closing Date for such securities may be varied by agreement between you and the Company.

      Certificates for the Firm Securities and for any Additional Securities to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 10:00 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. If applicable, such certificates shall be made available to you in New York City for inspection and packaging not later than 10:00 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Securities and any Additional Securities to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company, unless otherwise set forth in
Schedule I hereto.

      5. Agreements of the Company. The Company agrees with the Underwriter as follows:

            (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise


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you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

            (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prospectus Supplement or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (e) below, of any change in the Company's condition (financial or other), business, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use reasonable efforts to obtain the withdrawal of such order at the earliest possible time.

            (c) The Company will furnish or make available to you, without charge (i) one conformed copy of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (iv) two copies of the exhibits to the Incorporated Documents.

            (d) The Company will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection (e) below, file any document which, upon filing becomes an Incorporated Document, of which you


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shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object within 24 hours of receipt.

            (e) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriter a prospectus is required by the Act to be delivered in connection with sales by the Underwriter or any dealer, the Company will expeditiously deliver to the Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Underwriter and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriter is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriter and dealers a reasonable number of copies thereof. In the event that the Company and you agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

            (f) The Company will make generally available to its security holders as soon as practicable, but no later than 90 days after the close of the Company's fiscal year, an earning statement (in form complying with the provisions of Rule 158 of the Act) covering a twelve-month period beginning not later than the first of the Company's fiscal quarters next following the date on


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which the Prospectus Supplement is filed with the Commission pursuant to Rule
424(b) under the Act.

            (g) During the period of three years hereafter, the Company will furnish to you as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission.

            (h) If, pursuant to any provisions hereof (otherwise than by notice given by you terminating this Agreement pursuant to Section 11 hereof), this Agreement shall terminate or shall be terminated after execution, or if this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriter) reasonably incurred by you in connection herewith.

            (i) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus.

            (j) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

            (k) The Company will not offer, sell, contract to sell or otherwise dispose of any shares of its common stock, par value $.0001 per share (the "Common Stock"), or any securities convertible into or exercisable or exchangeable for Common Stock, except for (i) shares of Common Stock issued upon exchange of outstanding limited partner interests in the Operating Partnership (the "PDC Units"), (ii) PDC Units or Common Stock exchangeable for additional properties or securities of another issuer, or any combination thereof, issued in connection with any transaction exempt from registration under the Act, (iii) shares of Common Stock issued pursuant to this Agreement, (iv) the grant and exercise of stock options pursuant to employee stock option plans existing as of the date hereof and (v) shares of Common Stock issued upon conversion of Price Group Stock, par value $.0001 per share (the "Price Group Stock"), for a period of 60 days after the date of the Prospectus Supplement, without your prior written consent. Notwithstanding the foregoing, this Section 5(k) shall not limit the offer and sale of


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any such securities as part of the purchase price in connection with any acquisition.

            (l) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its executive officers and directors prior to the Closing Date.

            (m) Except as stated in this Agreement and in the Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (n) The Company will use commercially reasonable efforts to have the Securities which it agrees to sell under this Agreement listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

            (o) The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Securities under the Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

            (p) The Company will use commercially reasonable efforts to continue to qualify as a "real estate investment trust" under the Code.

      6. Representations and Warranties of the Company. The Company represents and warrants to the Underwriter that:

            (a) The Prospectus, when filed pursuant to Rule 424 under the Act, complied in all material respects with the provisions of the Act.

            (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The registration statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto, including the Prospectus Supplement, when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will


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not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and Prospectus Supplement, in the light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus or any supplement or amendment thereto made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by or on behalf of the Underwriter expressly for use therein.

            (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations thereunder; and no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

            (d) All outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is free of any preemptive or similar rights; the Securities to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus; and the issuance of the Securities is not subject to preemptive or similar rights.

            (e) Except as described in the Registration Statement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.


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            (f) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

            (g) The Partnerships, Price Capital Corp., Price GP Corp. and BTS Properties, L.C. constitute all the Company's subsidiaries. Each subsidiary is a general or limited partnership or corporation duly organized, validly existing and in good standing in the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect; all the outstanding shares of capital stock of each of the subsidiaries that is a corporation have been duly authorized and validly issued, are fully paid and nonassessable, all of the partnership interests in each subsidiary that is a partnership are validly issued and fully paid; and except as described in the Registration Statement, the Prospectus (and any amendment or supplement thereto), including in any Incorporated Document, and Schedule II hereof, all of such shares and interests in the subsidiaries owned by the Company are owned by the Company directly, or indirectly through one of the other subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

            (h) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the subsidiaries, or to which the Company or any of the subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are


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not described as required, and there are no agreements, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act.

            (i) Neither the Company nor any of the subsidiaries is (i) in violation of its certificate or articles of incorporation, by-laws, partnership agreements, or other organizational documents, or (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the subsidiaries, or (iii) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the subsidiaries is a party or by which any of them or any of their respective properties may be bound, which violation or default, in the case of clauses (ii) and (iii) would have a Material Adverse Effect.

            (j) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act and the Exchange Act, all of which have been or will be effected in accordance with this Agreement), (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation, by-laws, partnership agreements, or other organizational documents, of the Company or any of the subsidiaries or
(iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the subsidiaries is a party or by which any of them or any of their respective properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the subsidiaries pursuant to the terms of any agreement or


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instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

            (k) The accountants, Price Waterhouse LLP, who have certified the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

            (l) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and the subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; and such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The pro forma financial statements incorporated by reference in the Registration Statement and the Prospectus, and other pro forma financial information, if any, incorporated therein comply in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of that data and the assumptions used in the preparation thereof are reasonable.

            (m) The Company has all requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to be sold by it to the Underwriter as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company.

            (n) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under the Code, and the present and contemplated method of operation of the Company and the Operating Partnership does and will enable the Company to meet the requirements for taxation as a real estate investment trust under the Code.

            (o) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the


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respective dates as of which such information is given in the Registration
Statement and the Prospectus, neither the Company nor any of the subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the subsidiaries, or any material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and the subsidiaries taken as a whole.

            (p) Each of the Partnerships has title insurance (ALTA extended coverage of ALTA Form 9) on all properties and assets described in the Prospectus as owned by such party in an amount at least equal to the sum of (a) the cost of acquisition of such property or assets and (b) the cost of construction of the improvements on such properties at the time of acquisition.

            (q) Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or propose to engage; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (r) The Company or the subsidiaries have good and marketable title to all property (real and personal) listed in the Prospectus or in the Incorporated Documents as being owned by it, free and clear of all liens, claims, security interests or other encumbrances; except, such as are described in the Registration Statement and the Prospectus or in the Incorporated Documents or in any document filed as an exhibit to the Registration Statement, and such as do not materially impair the value of, or will not result in the forfeiture or reversion of the title to, of such property. All the property described in the Prospectus as being held under lease by each of the Company and the subsidiaries is held by it under valid, subsisting and enforceable leases.


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            (s) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act.

            (t) The Company and its subsidiaries, directly or indirectly, possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them (except for such certificates, authorities or permits that would not have a Material Adverse Effect), as described in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (u) The Company and the subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (iii) access to assets is permitted only in accordance with management's general or specific authorization.

            (v) The Company is not now, and, after sale of the Securities as provided hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds," will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (w) To the best of the Company's knowledge, except as described in the Registration Statement and Prospectus, the Company and the subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment, hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals under applicable Environmental Laws required in connection with their businesses, properties or assets as conducted or contemplated to be conducted as described in the Registration


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Statement, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

      7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriter furnished to the Company by the Underwriter expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any other remedy which the Underwriter may otherwise have.

      (b) If any action, suit or proceeding shall be brought against the Underwriter or any person controlling the Underwriter in respect of which indemnity may be sought against the Company, the Underwriter or such controlling person shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed within a reasonable time to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriter or such controlling person and the Company and the Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Underwriter and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless the Underwriter, and any such controlling person to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

            (c) The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with respect to information relating to the Underwriter furnished in writing by or on behalf of the Underwriter through you expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Underwriter pursuant to this paragraph (c), the Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriter by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any other remedy which the Company may otherwise have.

      (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      (e) The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, you shall not be required to contribute any amount in excess of the amount by which the total price of the Securities underwritten by you and distributed to the public exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

      (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of the Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriter or any person controlling the Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

      8. Conditions of Underwriters' Obligations. The several obligations of the Underwriter to purchase the Securities hereunder are subject to the following conditions:

            (a) All filings, if any, required by Rules 424 and 430A under the Act shall have been filed no later than the Closing Date; and no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

            (b) At the Closing Date, there shall not have occurred (i) any change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the subsidiaries taken as a whole, not contemplated by the Prospectus, which in your opinion would materially adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion materially adversely affect the market for the Securities.

            (c) You shall have received on the Closing Date, an opinion of Rogers & Wells, counsel for the Company, dated the Closing Date and addressed to you to the effect that:

                  (i) Each of Price GP Corp. and Price Capital Corp. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Prospectus; and all the outstanding shares of capital stock of each of Price GP Corp. and Price Capital Corp. have been duly authorized and validly issued, are fully paid and nonassessable. To the best of such counsel's knowledge, all of the issued and outstanding stock of such corporations are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (ii) The Financing Partnership is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware, with full partnership power and authority to own, lease, and operate its properties and conduct its business as described in the Prospectus.

                  (iii) To the best of such counsel's knowledge, all of the issued and outstanding partner interests of the Financing Partnership are held of record by the Operating Partnership or Price GP Corp., in each case, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (iv) To the best of such counsel's knowledge, the issuance of the Securities is not subject to preemptive or other similar rights that entitle or will entitle any person to acquire any Securities upon the issuance thereof by the Company.

                  (v) The Company has all requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to be sold by it to the Underwriter as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company.

                  (vi) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (A) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act and the Exchange Act, all of which have been or will be effected in accordance with this Agreement) or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation, by-laws, partnership agreements, or other organizational documents, of the Company, Price Capital Corp., Price GP

Corp., the Operating Partnership or the Financing Partnership.

                  (vii) The Registration Statement (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any opinion) at the time of effectiveness thereof complied as to form in all material respects with the requirements of the Act; and to the best of such counsel's knowledge, each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) at the time of filing thereof with the Commission or at the time of effectiveness, as the case may be, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

                  (viii) To the best of counsel's knowledge, (A) other than as described, incorporated by reference or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or threatened against the Company, or to which the Company is subject, which are required to be described in the Registration Statement or Prospectus and (B) there are no agreements, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required.

                  (ix) The information in the Prospectus under the heading "Federal Income Tax Considerations," to the extent that it constitutes matters of law, summaries of legal matters, documents or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                  (x) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under the Code, and its present and proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

                  (xi) To the best of such counsel's knowledge and except as disclosed or incorporated by reference in the Registration Statement or Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

                  (xii) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (xiii) Such counsel shall state that it has received an order of effectiveness from the staff of the Commission with respect to the Registration Statement, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or, threatened by the Commission.

            In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware, and the federal laws of the United States. Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the State of New York, the federal laws of the United States and the corporate law of the State of Delaware, upon opinions of other counsel, who shall be reasonably satisfactory to counsel for the Underwriter, in which case the opinion shall also be addressed to the Underwriter. Such counsel may state that they have examined originals or copies, certified or otherwise identified of such records of the Company and its subsidiaries, certificates of public officials, certificates of officers or other representatives of the Company and its subsidiaries and such other documents, certificates and records as they have deemed necessary or appropriate as a basis for their opinions. Counsel need express no opinion as to the enforceability of forum selection clauses in the federal courts. For purposes of such opinion, the word "subsidiaries" or Partnerships shall not include the Surviving Partnerships.

            (d) You shall have received on the Closing Date, an opinion of David Sabey, Esq., Vice President and General Counsel of the Company, dated the Closing Date and addressed to you, to the effect that:

            (i) To the best of such counsel's knowledge, each of the Company, Price GP Corp. and Price Capital

Corp. is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect.

            (ii) To the best of such counsel's knowledge, each of the Operating Partnership and the Financing Partnership is duly qualified as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect.

            (iii) Each Surviving Partnership has been duly organized and is validly existing as a partnership in good standing under the laws of the state of its formation with power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; each Surviving Partnership, to the best of such counsel's knowledge, is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect; each partnership agreement of the Surviving Partnerships is in full force and effect; all of the issued and outstanding general and limited partner interests of the Surviving Partnerships, to the best of such counsel's knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

            (iv) To the best of counsel's knowledge, other than as described, incorporated by reference or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or threatened against the subsidiaries, or to which the subsidiaries or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus.

            (v) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the partnership agreements, or other organizational documents, of BTS Properties, L.C. or any Surviving Partnership or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument known to such counsel to which the Company or any of the subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the subsidiaries pursuant to the terms of any agreement or instrument known to such counsel to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

            In rendering his opinion as aforesaid, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the laws of the State where such counsel is admitted and the federal laws of the United States. Such counsel may rely, as to all matters governed by the laws of other jurisdictions and the federal laws of the United States, upon opinions of other counsel, who shall be reasonably satisfactory to counsel for the Underwriter, in which case the opinion shall also be addressed to the Underwriter. Such counsel may state that they have examined originals or copies, certified or otherwise identified of such records of the Company and its subsidiaries, certificates of public officials, certificates of officers or other representatives of the Company and its subsidiaries and such other documents, certificates and records as they have deemed necessary or appropriate as a basis for their opinions.

      (e) You shall have received on the Closing Time, an opinion of Piper & Marbury L.L.P., counsel for the Company, dated the Closing Date and addressed to you, to the effect that:

      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

      (ii) The Operating Partnership is a limited partnership duly organized and validly existing in good standing under the laws of the State of Maryland with partnership power and authority to own, lease, and operate its properties and to conduct its business as described in the Prospectus; assuming the partnership agreement of the Operating Partnership has been executed and delivered by each of the partners thereto (either directly or by a duly authorized attorney-in-fact), the partnership agreement of the Operating Partnership is in full force and effect.

      (iii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

      (iv) The Securities to be issued and sold to the Underwriter by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

      (v) The authorized capital stock of the Company is as set forth in the Prospectus, and the issued and outstanding shares of Common Stock, assuming they were issued by the Company against payment of the consideration set forth in the resolutions of the Board of Directors, have been duly authorized and validly issued and are fully paid and nonassessable.

      (vi) The issuance of the Securities is not subject to preemptive or other similar rights arising by operation of law, the charter or by-laws of the Company.

      (vii) The Securities conform as to legal matters to the description thereof contained in the Prospectus, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements of the State of Maryland.

      (viii) The Company has all requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to be sold by it to the Underwriter as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company.

      (ix) The information in the Prospectus under the heading "Description of Common Stock" to the extent that it constitutes matters of law, summaries of legal matters, documents, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

      (x) The execution, delivery and performance of this Agreement, consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder will not result in any violation of the provisions of the charter or by-laws of the Company or the partnership agreement or certificate of limited partnership of the Operating Partnership, or any applicable law, administrative regulation or, to such counsel's knowledge, administrative or court decree.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland. Such counsel may state that they have examined originals or copies, certified or otherwise identified of such records of the Company and its subsidiaries, certificates of public officials, certificates of officers or other representatives of the Company and its subsidiaries and such other documents, certificates and records as they have deemed necessary or appropriate as a basis for their opinions.

      (f) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, dated the Closing Date and addressed to you with respect to the matters referred to in clauses (v) and (vii) of the foregoing paragraph (c) and such other related matters as you may request.

      (g) You shall have received letters addressed to you and dated the date hereof and the Closing Date from Price Waterhouse LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

      (h)(i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus; (iii) there shall not have occurred, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in the Registration Statement and Prospectus, a Material Adverse Effect; (iv) the Company and the subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus; and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 8(h) and in
Section 8(k) hereof.

      (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

      (j) Prior to the Closing Date, the Securities, as set forth in Schedule I hereto, which the Company agrees to sell pursuant to this Agreement shall have been listed, subject to notice of issuance, on the New York Stock Exchange.

      (k) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

      All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

      Any certificate or document signed by any officer of the Company and delivered to you or to counsel for the Underwriter, shall be deemed a representation and warranty by the Company to the Underwriter as to the statements made therein.

      The obligations of the Underwriter to purchase Additional Securities hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (g) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c),(d), (e) and (f) shall be revised to reflect the sale of Additional Securities.

      9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Prospectus; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Prospectus, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) if applicable, the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) if applicable, the listing of the Securities on the New York Stock Exchange; and
(vi) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

            10. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.


      11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on your part to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Securities), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Utah shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Securities at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Securities by the Underwriter. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

      12. Information Furnished by the Underwriter. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prospectus Supplement, and in the Prospectus, constitute the only information furnished by you as such information is referred to in Sections 6(b) and 7 hereof.

      13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at JP Realty, Inc., 35 Century Park-Way, Salt Lake City, Utah 84115,
Attention: Mr. David Sabey, Esq. with a copy thereof to Rogers & Wells, 200 Park Avenue, New York, New York 10166, attention: Jay L. Bernstein, Esq. or (ii) if to you at the office of Smith Barney Inc. at Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

      This Agreement has been and is made solely for the benefit of the Underwriter, the Company and its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriter of any of the Securities in his status as such purchaser.

      14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

      This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

      Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriter.


                              Very truly yours,


                              JP REALTY, INC.


                              By   /s/ G. Rex Frazier
                                   -------------------------
                                   Name:  President
                                   Title: J.P. Realty, Inc.



Confirmed as of the date first
above mentioned


SMITH BARNEY INC.



By  /s/ Mark Patterson
   -------------------------
       Managing Director

                                   SCHEDULE I


                  DESCRIPTION OF SECURITIES; TERMS OF OFFERING


1.    Registration Statement:  File No. 33-93752.


2.    Date of Underwriting Agreement:  January 22, 1997.


3.    Title of Securities:

      Common Stock, par value $.0001 per share.


4.    Aggregate Number of Firm Securities:

      Common Stock, par value $.0001 per share: 1,500,000.

5.    Aggregate Number of Additional Securities:

      Common Stock, par value $.0001 per share: 225,000.

6.    Purchase Price for the Firm Securities by Underwriter:

      Compensation to the Underwriter is equal to $1.42 per share; provided, that compensation for sales of 10,000 or more shares to a single purchaser will be $.54 per share (approximately $38,800,000 in the aggregate).

7.    Purchase Price for the Additional Securities:

      Compensation to the Underwriter is equal to $1.42 per share; provided, that compensation for sales of 10,000 or more shares to a single purchaser will be $.54 per share.

8.    Specified Funds for Payment of the Aggregate Purchase Price:

      Wire Transfer of Same Day Funds.

9.    Terms of Public Offering:

      N/A

10.   Terms of Securities:

      N/A


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
11.   Lock-up Requirements:

      As set forth in Section 5(l) of this Agreement.

12.   Delivery of Securities:

      Smith Barney Inc., 333 West 34th Street, New York, New York on or about January 28, 1997.

13.   Pre-Closing Location:

      Skadden Arps, New York, New York on January 27, 1997.

14.   Closing Location:

      Skadden Arps, New York, New York on January 28, 1997.

15.   Other:

      b)    Wire Instructions:

            Bank Name:
            Account Name:
            Account Number:
            Bank Routing (ABA #):

                                   SCHEDULE II

                                  SUBSIDIARIES


Price-Boise Company

Price-Idaho Falls Company

Price-James Company

Price-Mackey Company

Silver Lake Mall, Ltd.

Spokane Mall Development Company Limited Partnership


                                       33